SECURITIES ACT FILE NO. 333-02265


                       PILGRIM INTERNATIONAL EQUITY FUNDS
                               PILGRIM RUSSIA FUND

                        Supplement dated October 19, 2001
            to the Class A, B, C and M Prospectus dated March 1, 2001

Effective October 19, 2001, the following disclosure is added to the risks disclosure section of the Pilgrim Russia Fund on page 34 of the prospectus:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.